                               EXHIBIT (8)(j)(2)

               FORM OF AMENDMENT NO. 6 TO PARTICPATION AGREEMENT
                                    (VIP I)

                  AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

     Transamerica Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated April 1, 1991, by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.


IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 1st day of May, 2002.


TRANSAMERICA LIFE INSURANCE COMPANY

By:     ______________________________
Name:   Larry N. Norman
Title:  President


VARIABLE INSURANCE PRODUCTS FUND

By:     ______________________________
        Bob Dwight
        Treasurer

VARIABLE INSURANCE PRODUCTS FUND II

By:     ______________________________
        Bob Dwight
        Treasurer

FIDELITY DISTRIBUTORS CORPORATION

By:     ______________________________
        Mike Kellogg
        Executive Vice President

                                  SCHEDULE A
                                   Accounts

--------------------------------------------------------------------------------------------------------------
                                                                             Date of Resolutions of
                                                                             Company's Board which
           Name of Contracts                    Name of Accounts            established the Accounts
--------------------------------------------------------------------------------------------------------------
    Fidelity Income Plus Individual            Fidelity Variable             August 24, 1979 (by an
      Variable Annuity Contracts                Annuity Account              affiliate subsequently
                                                                            acquired by the Company)
--------------------------------------------------------------------------------------------------------------

   Transamerica Landmark Individual
      and Group Variable Annuity             Separate Account VA B              January 19, 1990
               Contracts
--------------------------------------------------------------------------------------------------------------

   Transamerica Freedom Individual
      and Group Variable Annuity             Separate Account VA B              January 19, 1990
               Contracts
--------------------------------------------------------------------------------------------------------------

      Retirement Income Builder                Retirement Builder
     Individual Variable Annuity            Variable Annuity Account             March 29, 1996
               Contracts
--------------------------------------------------------------------------------------------------------------

   Immediate Income Builder Variable           Retirement Builder
           Annuity Contracts                Variable Annuity Account             March 29, 1996
--------------------------------------------------------------------------------------------------------------

   Portfolio Select Individual Variable        Retirement Builder
           Annuity Contracts                Variable Annuity Account             March 29, 1996
--------------------------------------------------------------------------------------------------------------

      Retirement Income Builder II             Retirement Builder
          Individual Variable               Variable Annuity Account             March 29, 1996
           Annuity Contracts
--------------------------------------------------------------------------------------------------------------

           Transamerica Extra                  Separate Account VA C           February 20, 1997
          Individual and Group
       Variable Annuity Contracts
--------------------------------------------------------------------------------------------------------------

   Transamerica Access Individual and          Separate Account VA D           February 20, 1997
                 Group
       Variable Annuity Contracts
--------------------------------------------------------------------------------------------------------------

   Privilege Select Individual Variable        Separate Account VA E           February 20, 1997
           Annuity Contracts
--------------------------------------------------------------------------------------------------------------

     Premier Asset Builder Individual          Separate Account VA F              May 15, 2000
                 Variable
           Annuity Contracts
--------------------------------------------------------------------------------------------------------------

      Immediate Income Builder II              Separate Account VA J              May 15, 2000
     Individual Variable Immediate
           Annuity Contracts
--------------------------------------------------------------------------------------------------------------

                             Accounts continued...

--------------------------------------------------------------------------------------------------------------
                                                                       Date of Resolutions of
                                                                         Company's Board which
          Name of Contracts                 Name of Accounts            established the Accounts
--------------------------------------------------------------------------------------------------------------
    Retirement Income Builder III         Separate Account VA K                July 10, 2001
           Variable Annuity
--------------------------------------------------------------------------------------------------------------

             Advantage V                PFL Corporate Account One             August 10, 1998
--------------------------------------------------------------------------------------------------------------

            PFL Variable                PFL Variable Life Account A             July 1, 1999
        Universal Life Policy
--------------------------------------------------------------------------------------------------------------

    Legacy Builder Plus Variable              Legacy Builder                 November 20, 1998
        Universal Life Policy                Separate Account
--------------------------------------------------------------------------------------------------------------